EXHIBIT 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SYNTHORX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SYNTHORX, INC. IF PUBLICLY DISCLOSED.

CONFIDENTIAL

FIFTH AMENDMENT
to
RESEARCH FUNDING AND OPTION AGREEMENT

This Fifth Amendment (“Fifth Amendment”), entered into and made effective as of the last dated signature below (“Fifth Amendment Effective Date”), is made to RESEARCH FUNDING AND OPTION AGREEMENT dated July 31st, 2014, as amended on September 25, 2015, September 9, 2016, October 16, 2017, and August 16, 2018 (collectively, the “Agreement”) by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and SYNTHORX, INC., a Delaware corporation (“Sponsor”). Capitalized terms used but not defined herein shall have the same meanings set forth in the Agreement.

WHEREAS, the Parties desire to make certain amendments to the Agreement under the terms and conditions contained herein;

NOW, THEREFORE, TSRI and Sponsor agree as follows:

1.

TSRI and Sponsor acknowledge and agree that the Agreement has been in full force and effect continuously beginning with the Effective Date and shall continue in full force and effect through the date set forth in Section 7.1 of the Agreement (as amended hereby).

2.

Pursuant to Article 3 of the Agreement, including Section 3.4, Sponsor hereby delivers written notice to TSRI that it is exercising the Option to all Patent Rights and TSRI Technology and TSRI’s interest in any Joint Technology, if any, existing as of the Fifth Amendment Effective Date and the subject matter of all such Patent Rights, TSRI Technology and Joint Technology is exclusively licensed by TSRI to Sponsor under the Exclusive License Agreement (entered into by and between TSRI and Sponsor on July 31, 2014, as amended).

3.	Section 1.2 of the Agreement shall be deleted in its entirety and replaced as follows:
“1.2

Agreement Number. The original Agreement has been assigned TSRI agreement number 2014-0475, the first amendment has been assigned TSRI agreement number 2015-0949, the second amendment has been assigned TSRI agreement number 2016-0927, the third Amendment has been assigned TSRI agreement number 2017-0685, the fourth amendment has been assigned TSRI agreement number 2018-0769, and this Fifth Amendment has been assigned TSRI agreement number 2019-0361.”

4.	Article 1 is hereby amended by adding Section 1.13 as follows:

“1.13Research Investigators.  The term “Research Investigators” shall mean each of the following individuals:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]

And such other TSRI personnel as may from time-to-time work on the Research Program, as defined in the original Agreement and any amendments thereto.

5.	Section 2.4 of the Agreement is amended by adding Section 2.4(d) as follows:

“d.Support of Research Investigators.  TSRI hereby represents and warrants to Sponsor that the funding set forth herein, beginning with the 21st payment and ending with the 28th payment, shall be used solely to support the activities of the Research Investigators in the conduct of the Research Program and for no other purpose.  TSRI agrees that if a Research Investigator stops performing work on the Research Program prematurely, then TSRI shall refund to Sponsor that portion of the relevant payment that would have been allocated to support that Research Investigator’s work on the Research Program.  TSRI further agrees to promptly inform Sponsor in writing when none of the Research Investigators are performing work on the Research Program.”

6.	Section 2.4 (a) of the Agreement shall be revised to add the following payments to the payment schedule:

21st payment	due: [***]	amount (USD): $[***]
22nd payment	due: [***]	amount (USD): $[***]
23rd payment	due: [***]	amount (USD): $[***]
24th payment	due: [***]	amount (USD): $[***]
25th payment	due: [***]	amount (USD): $[***]
26th payment	due: [***]	amount (USD): $[***]
27th payment	due: [***]	amount (USD): $[***]
28th payment	due: [***]	amount (USD): $[***]

7.	Section 7.1 shall be deleted in its entirety and replaced as follows:
“7.1

Term. Unless terminated sooner, the initial term of this Agreement shall commence on the Effective Date and shall continue until the earlier of (a) July 31, 2022, and (b) the completion of the Research Program (through and including the publication of any manuscripts attendant to the Research Program), in each case unless extended by written mutual agreement of the parties.”

8.	Section 9.9 of the Agreement is hereby amended by deleting the address for Sponsor and replacing it as follows:

“FOR SPONSOR:

Synthorx, Inc.
11099 Torrey Pines Road, Suite 190
La Jolla, CA 92037
Attention: President & Chief Executive Officer”

9.	The Research Program in Exhibit A of the Agreement shall be expanded by the research described in Exhibit A-1 below.

Except as expressly set forth herein, all the terms and provisions of the Agreement shall remain in full force and effect.

[Signatures appear on the following page]

In WITNESS WHEREOF, the Parties have executed this Fifth Amendment by their duly authorized representatives as of the last date set forth below.

TSRI: THE SCRIPPS RESEARCH INSTITUTE By: /s/ Matthew Tremblay Name: Matthew Tremblay Title: Chief Operating Officer Date: July 31, 2019	Sponsor: SYNTHORX, INC. By: /s/ Laura Shawver Name: Laura Shawver Title: President and CEO Date: July 31, 2019

Exhibit A-1

[***]